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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 8, 2004
                                                        -----------------

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-27354                                   65-0403311
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   (Commission File Number)                (IRS Employer Identification No.)


           30381 Huntwood Avenue                            Hayward, CA 94544
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 (Address of Principal Executive Offices)                      (Zip Code)

                                 (510) 476-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 - REGULATION FD DISCLOSURE

         On September 8, 2004, Impax Laboratories, Inc. (the "Company") issued a press release announcing that its Omeprazole Delayed Release Capsules 20mg have been commercially launched by the Company and Teva Pharmaceutical Industries Ltd. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Impax Laboratories, Inc.

Date: September 8, 2004
                                                By: /s/ Cornel C. Spiegler
                                                    ---------------------------
                                                    Cornel C. Spiegler
                                                    Chief Financial Officer